UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 5, 2006
Date of Report (Date of earliest event reported)

ITONIS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52201	Not Applicable
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Klimentska 10, 110 00 Praque 1, Czech Republic	0000
(Address of principal executive offices)	(Zip Code)

++420 296 578 180
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01           Changes in Registrant’s Certifying Accountant

The Company received notice on December 5, 2006 of the immediate resignation of Staley, Okada & Partners, Chartered Accountants (“Staley, Okada”) as principal independent accountant of the Company. The resignation follows a transaction whereby certain assets of Staley, Okada were sold to PricewaterhouseCoopers and a number of the professional staff and partners of Staley, Okada joined PricewaterhouseCoopers. The board of directors of the Company has accepted the resignation of Staley, Okada as principal independent accountant.

The report of Staley, Okada dated February 17, 2006 (except as to Note 9, which is as of June 16, 2006) on the balance sheet of the Company at November 30, 2005 and the related consolidated statements of changes in stockholders’ equity, operations, and cash flows for the period from incorporation (July 5, 2005) to November 30, 2005 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.

In connection with the audit of the period from incorporation (July 5, 2005) to November 30, 2005 and during the subsequent interim period through to the date of their resignation, there were no disagreements between the Company and Staley, Okada on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Staley, Okada would have caused them to make reference thereto in their reports on the Company’s audited financial statements.

The Company has provided Staley, Okada with a copy of the foregoing disclosures and has requested in writing that Staley, Okada furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received the requested letter from Staley, Okada wherein they have confirmed their agreement to the Company’s disclosures. A copy of Staley, Okada’s letter has been filed as an exhibit to this report.

Item 9.01            Financial Statements and Exhibits

(a)            Financial Statements of Business Acquired.

Not applicable.

(b)            Pro forma Financial Information.

Not applicable.

(c)            Shell Company Transaction.

Not applicable.

(d)            Exhibits.

Exhibit	Description

16.1	Letter of Staley, Okada dated December 8, 2006.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITONIS INC.

Date: December 8, 2006	By:	/s/ Nicolas Lavaud
Nicolas Lavaud
President and Chief Executive Officer